UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2008

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

California	1-10709	95-4300881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

701 Western Avenue, Glendale, California 91201-2397

(Address of principal executive offices) (Zip Code)

Registrants telephone number, including area code: (818) 244-8080

N/A

(Former name or former address, if changed since last report)

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|             Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

PS Business Parks announces it intends to release fourth quarter 2007 earnings after the close of business on Monday, February 25, 2008 and host the quarterly conference call on Tuesday, February 26, 2008. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to the Current Report on Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1 Press release dated February 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date: February 6, 2008

By: /s/ Edward A. Stokx

Edward A. Stokx

Chief Financial Officer

News Release

PS Business Parks, Inc.

701 Western Avenue

Glendale, CA 91201-2349

www.psbusinessparks.com

For Release:	Immediately
Date:	February 6, 2008
Contact:	Edward A. Stokx

(818) 244-8080, Ext. 1649

PS Business Parks, Inc. to Release Fourth Quarter 2007 Earnings and Host Quarterly Conference Call

GLENDALE, California - PS Business Parks, Inc. (AMEX:PSB) announced today that it intends to release its fourth quarter 2007 earnings after the close of business on Monday, February 25, 2008.

A conference call is scheduled for Tuesday, February 26, 2008, at 10:00 a.m. (PST) to discuss the fourth quarter results. The toll free number is 1-800-399-4409; the conference ID is 34233366. The call will also be available via a live webcast on the Companys website. A replay of the conference call will be available through March 4, 2008 at 1-800-642-1687, as well as via webcast on the Companys website.

Company Information

PS Business Parks, Inc., a member of the S&P SmallCap 600, is a self-advised and self-managed equity real estate investment trust (REIT) that acquires, develops, owns and operates commercial properties, primarily multi-tenant flex, office and industrial space. The Company defines flex space as buildings that are configured with a combination of office and warehouse space and can be designed to fit a number of uses (including office, assembly, showroom, laboratory, light manufacturing and warehouse space). As of December 31, 2007, PSB wholly owned approximately 19.6 million rentable square feet with approximately 3,870 customers located in eight states, concentrated in California (5.8 million sq. ft.), Florida (3.6 million sq. ft.), Virginia (3.0 million sq. ft.), Texas (2.9 million sq. ft.), Maryland (1.8 million sq. ft.), Oregon (1.3 million sq. ft.), Arizona (0.7 million sq. ft.) and Washington (0.5 million sq. ft.).

Additional information about PS Business Parks, Inc. is available on the Internet. The Companys website is www.psbusinessparks.com.